UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009

Adviser:
FIRST MANHATTAN CO.
437 Madison Avenue
New York, NY 10022

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, PA 19456

Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
Oaks, PA 19456

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20036

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-SA-004-0100

FMC STRATEGIC VALUE FUND

Ticker Symbol: FMSVX

Semi-Annual Report

April 30, 2012
(Unaudited)

Advised By:
FIRST
MANHATTAN
CO.

Manager’s Discussion of Fund Performance

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the period indicated:

Six Months Ended April 30, 2012
FMC Strategic Value Fund	9.89%
Russell 2000 Value Index	11.47%

While we are pleased with the recovery over the past six months, we are disappointed that it was not even greater given the decline in the prior six month period. Further, as this is being written, May is proving to be a difficult month due to the weight of negative economic news both here and abroad. In the US, one month the jobs report is encouraging, the next month not so much. One month housing looks like it is ready to turn the corner, next month not so fast. Many states continue to struggle to solve bulging budget deficits. Witness California, where the current deficit of $15 billion is twice the level it was just months ago as a result of a shortfall in projected revenues. The news from Europe is also weighing heavily on the securities markets, with increased awareness of the financial problems of Greece, Spain and Italy among others, and France electing a Socialist President. Finally, there are concerns with slowing economic growth in China and India, two economies which have been a positive driving force for bottom line improvement.

In light of these concerns, confidence in equities is low, and bond investors are having a hard time finding attractive yields. Many of our holdings sell for P/E multiples of 10 times or less which by historic metrics would be considered a depressed valuation. Viewed another way, current valuations would appear to discount much of the concern discussed above. Bear in mind that, by and large, free cash flow continues to be generated; in those cases, the intrinsic value of a business continues to grow even though quarterly earnings might hit a bump in the road.

Noteworthy positives in the portfolio over the past six months include Jarden Corp. which benefitted from a Dutch Auction where the company purchased 13% of the shares outstanding, and Neenah Paper which is benefitting from an acquisition which is proving highly accretive to earnings. Despite the gains, both stocks still sell at less than 10 times cash earnings. Prestige Brands received a takeover bid which boosted the stock significantly. Unfortunately, for various reasons the deal failed to materialize, but even after a retreat the stock is still up nicely for the year. On the flip side, Cenveo, Federal Mogul and Polycom all declined by about 20% in the period. As part of a refinancing effort, Cenveo was forced to issue additional equity with the resulting dilution proving costly. Both Federal Mogul and Polycom reported profits for the March quarter which were somewhat disappointing. Nevertheless, in our opinion, both have attractive businesses which are selling for very depressed valuations.

With a cash position of 3% we are essentially fully invested so with valuations low we did not see the need for much change. We did, however, establish a position in Halliburton Co., one of the largest factors in the oil service industry. The company consistently generates operating profit margins near 20%, earns an after-tax return on capital of 17%-18%, has a modest debt/capital ratio of 15% and had record earnings of $3.35 per share in 2011, 50% over the previous peak in 2007. The stock has historically sold at a premium to the market but now sells at a steep discount, at a 9 – 10X P/E and 5 times EV/EBDITA. So, what’s wrong? Earnings for 2012 are expected to be relatively flat compared to 2011 as drilling activity in North America has softened on the heels of lower natural gas prices. While drilling for oil is on the rise, it might not fully offset the lower natural gas related activity. Also, even though Halliburton has a diversified product and service offering to the exploration and production industry, the company is a clear leader in pumping services, also known as “fracking”. This is a key service in the production of both oil and gas from unconventional shale formations. Notwithstanding the environmental objections that have been raised from time to time, all indications point to significant growth potential. Finally, Halliburton provided various services to British Petroleum on the ill-fated Macondo well drilled by the Deepwater Horizon offshore rig in the Gulf of Mexico. While Halliburton has taken a small charge related to the accident, the company has been consistently adamant in denying liability. This overhang is undoubtedly a factor in the stock price.

On balance, we think EPS for Halliburton can push $5.00 in the next three to four years and with a favorable result in the BP incident we think the stock could regain a premium valuation which would result in an attractive return on our investment.

We appreciate your continued confidence.

Sincerely,

Edward I. Lefferman

Portfolio Manager

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIODS ENDED APRIL 30, 2012
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Strategic Value Fund	9.89%	(10.28)%	17.00%	(0.05)%	7.61%
Russell 2000 Value Index(2)	11.47%	(4.06)%	18.77%	(0.49)%	6.07%

(1)

The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

	Shares	Value (000)
Common Stock (96.3%)
Automotive (10.4%)
Drew Industries*	350,000	$10,423
Federal-Mogul*	463,000	5,986
Spartan Motors	825,000	3,589

		19,998

Basic Industry (6.6%)
Harsco	185,000	4,126
Mueller Industries	190,000	8,685

		12,811

Chemicals (3.5%)
Huntsman	480,000	6,797

Energy (23.1%)
Approach Resources*	440,000	15,787
CE Franklin Ltd.*	817,700	7,646
Halliburton	123,000	4,209
Range Resources	190,000	12,665
Weatherford International Ltd.*	300,000	4,281

		44,588

Financial Services (4.2%)
American Safety Insurance Holdings Ltd.*	250,000	4,733
Old Republic International	335,000	3,333

		8,066

Food (2.6%)
Agrium	58,000	5,098

Industrial/Manufacturing (7.5%)
Actuant, Cl A	67,400	1,838
AZZ	160,000	8,273
Mettler-Toledo International*	24,000	4,304

		14,415

Miscellaneous Consumer (12.1%)
Jarden	300,000	12,579
Prestige Brands Holdings*	640,000	10,874

		23,453

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

	Shares/Face Amount (000)	Value (000)
Paper (4.4%)
Neenah Paper	300,000	$8,568

Printing & Publishing (3.4%)
Cenveo*	895,000	2,559
RR Donnelley & Sons	325,000	4,066

		6,625

Real Estate Investment Trust (2.2%)
Mack-Cali Realty	150,000	4,308

Services (7.3%)
American Reprographics*	531,150	2,900
Moody’s	86,300	3,534
United Stationers	270,000	7,657

		14,091

Technology (4.2%)
MTS Systems	77,955	3,740
Polycom*	327,000	4,339

		8,079

Transportation Equipment (3.0%)
Commercial Vehicle Group*	550,000	5,852

Veterinary Services (1.8%)
VCA Antech*	150,000	3,549

Total Common Stock
(Cost $140,633)		186,298

Corporate Obligations (0.7%)
Cenveo
7.875%, 12/01/13	$1,022	933
Mueller Industries
6.000%, 11/01/14	425	425

Total Corporate Obligations
(Cost $1,427)		1,358

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

	Shares	Value (000)
Short-Term Investment (3.0%)
Dreyfus Treasury Prime Cash Management Fund, 0.001%(1)
(Cost $5,889)	5,889,475	$5,889

Total Investments (100.0%)
(Cost $147,949)		$193,545

Percentages are based on Net Assets (in thousands) of $193,476.

*	Non-income producing security.
(1)	The rate shown is the 7-day effective yield as of April 30, 2012.

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

Assets:
Investments at Value (Cost $147,949)	$193,545
Dividend and Interest Receivable	209
Receivable for Capital Shares Sold	68
Receivable for Investment Securities Sold	6
Other Assets	7

Total Assets	193,835

Liabilities:
Payable to Investment Adviser	160
Payable for Capital Shares Redeemed	142
Payable to Administrator	19
Payable to Trustees and Officers	3
Other Accrued Expenses	35

Total Liabilities	359

Net Assets	$193,476

Net Assets Consist of:
Paid-in Capital	$157,910
Distributions in Excess of Net Investment Income	(143)
Accumulated Net Realized Loss on Investments	(9,887)
Net Unrealized Appreciation on Investments	45,596

Net Assets	$193,476

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8,177,324 (1)

Net Asset Value, Offering and Redemption Price Per Share	$23 .66

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2012	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $2)	$1,140
Interest Income	70

Total Investment Income	1,210

Expenses:
Investment Advisory Fees	955
Administration Fees	113
Trustees’ and Officers’ Fees	8
Transfer Agent Fees	24
Professional Fees	22
Printing Fees	12
Registration and Filing Fees	10
Custodian Fees	4
Other Expenses	10

Total Expenses	1,158

Net Investment Income	52

Net Realized Loss on Investments	(8,680)
Net Change in Unrealized Appreciation on Investments	26,724

Net Realized and Unrealized Gain on Investments	18,044

Net Increase in Net Assets Resulting From Operations	$18,096

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2012 (Unaudited) and the Year Ended October 31, 2011

	Six Months November 1, 2011 to April 30, 2012	Year November 1, 2010 to October 31, 2011
Operations:
Net Investment Income	$52	$486
Net Realized Gain (Loss) on Investments	(8,680)	1,001
Net Change in Unrealized Appreciation on Investments	26,724	3,662

Net Increase in Net Assets Resulting from Operations	18,096	5,149

Dividends and Distributions:
Net Investment Income	(195)	(636)
Net Realized Gain	(852)	(1,019)

Total Dividends and Distributions	(1,047)	(1,655)

Capital Share Transactions:
Issued	3,004	9,657
Reinvestment of Dividends and Distributions	1,043	1,639
Redeemed	(13,110)	(17,351)

Net Decrease in Net Assets Derived from Capital Share Transactions	(9,063)	(6,055)

Total Increase (Decrease) in Net Assets	7,986	(2,561)

Net Assets:
Beginning of Period	185,490	188,051

End of Period	$193,476	$185,490

Distributions in Excess of Net Investment Income	$(143)	$—

Shares Issued and Redeemed:
Issued	135	402
Reinvestment of Cash Distributions	51	71
Redeemed	(572)	(736)

Net Decrease in Shares Outstanding from Capital Share Transactions	(386)	(263)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2012 (Unaudited) and for the Years Ended October 31,

	Net Asset Value, Beginning of Period	Net Investment Income(2)	Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
2012(1)	$21.66	$0.01	$2.11	$2.12	$(0.02)	$(0.10)	$—	$(0.12)	$23.66	9.89%	$193,476	1.21%	0.06%	2%
2011	21.31	0.06	0.48	0.54	(0.07)	(0.12)	—	(0.19)	21.66	2.47	185,490	1.21	0.24	6
2010	17.73	—	3.59	3.59	(0.01)	—	—	(0.01)	21.31	20.27	188,051	1.21	0.02	21
2009	14.98	0.01	2.79	2.80	(0.01)	(0.02)	(0.02)	(0.05)	17.73	18.84	169,650	1.24	0.04	11
2008	25.15	0.05	(8.75)	(8.70)	(0.07)	(1.40)	—	(1.47)	14.98	(36.30)	165,210	1.18	0.25	30
2007	23.59	0.18	2.80	2.98	(0.19)	(1.23)	—	(1.42)	25.15	12.98	268,658	1.18	0.74	20

(1)	All ratios for the period have been annualized.

(2)	Per share data was calculated using average shares for the period.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 41 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2012, there were no securities valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that materially affected the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the valuation of the investments in securities, in thousands, within the fair value hierarchy levels as of April 30, 2012:

Investments in Securities
	Level 1	Level 2	Level 3	Total
Common Stock	$186,298	$—	$—	$186,298
Corporate Obligations	—	1,358	—	1,358
Short-Term Investment	5,889	—	—	5,889

Total	$192,187	$1,358	$—	$193,545

During the six month period ended April 30, 2012, there have been no significant changes to the Fund’s fair valuation methodologies.

During the six month period ended April 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2012, the Fund did not hold any Level 3 securities.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2012, the Fund did not incur any interest or penalties.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are amortized to interest income using the effective interest method. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the six month period ended April 30, 2012, the Fund was allocated CCO fees totaling $2,998.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions consistent with the applicable requirements of the Investment

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2012, the Adviser received $8,480 in brokerage commissions.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds’ average daily net assets of the first $350 million, 0.10% of the Funds’ average daily net assets of the next $150 million, 0.08% of the Funds’ average daily net assets of the next $500 million, and 0.06% of the Funds’ average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund’s total operating expenses to a maximum of 1.30% of the Fund’s average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion. There were no fees waived during the six month period ended April 30, 2012.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the six month period ended April 30, 2012, were as follows:

Purchases ..	$4,240
Sales	12,672

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2011 and October 31, 2010 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$636	$1,019	$1,655
2010	83	35	118

As of October 31, 2011 the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$422
Undistributed Long-Term Capital Gains	429
Unrealized Appreciation	17,666

Total Distributable Earnings	$18,517

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2012	(Unaudited)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$147,949	$64,903	$(19,307)	$45,596

8. Other:

At April 30, 2012, one shareholder of record held 92% of the Fund’s total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser, through Pershing LLC, in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has evaluated the implications of ASU 2011-04 and does not believe adoption will have a material impact on the financial statements.

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/11	Ending Account Value 04/30/12	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,098.90	1.21%	$6.31

Hypothetical 5% Return	1,000.00	1,018.85	1.21	6.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on November 15-16, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, risk management program and best execution. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Investment Performance of the Funds

The Board was provided with information regarding each Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding each Fund’s performance since its inception. The Board

Board Considerations in Re-Approving the Advisory Agreement	FMC Strategic Value Fund

(Unaudited)

also compared each Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of each Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. In particular, the representatives discussed the transition of the portfolio managers for the FMC Select Fund during the past year. The Board noted that, though each Fund underperformed its benchmark over recent periods of time, each Fund’s long-term performance was in line with its benchmark and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Funds was reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Funds to those paid by other comparable mutual funds and noted that each Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Funds.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 6, 2012